UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 17, 2011

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51595	94-3327894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On October 17, 2011, David Brown, the Chief Executive Officer of Web.com Group, Inc. (“Web.com”), was quoted in a Reuters news article regarding anticipated costs savings in connection with Web.com’s previously announced acquisition of privately-held Network Solutions.

A copy of the news article is attached hereto as Exhibit 99.1.

Additional Information About the Proposed Acquisition and Where You Can Find It

Web.com has filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Web.com to be held for the purpose of voting on the issuance of the shares to be issued in connection with the proposed acquisition of GA-Net Sol Parent LLC (“Network Solutions”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Web.com with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, stockholders of Web.com may obtain free copies of the documents filed with the SEC by contacting Web.com’s Investor Relations department at (904) 680-6600, or Investor Relations, Web.com Group, Inc., 12808 Gran Bay Parkway West, Jacksonville, FL 32258.  You may also read and copy any reports, statements and other information filed by Web.com with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on the public reference room.

Web.com and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Web.com in favor of the proposed transaction.  A list of the names of Web.com’s executive officers and directors, and a description of their respective interests in Web.com, are set forth in the proxy statement for Web.com’s 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 25, 2011, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K and the materials referenced herein include certain "forward-looking statements" including, without limitation, statements regarding the proposed acquisition of Network Solutions and the combined company’s forecasted financial results, anticipated reach, capabilities and opportunities for the combined company, expected benefits to merchants and other customers, market opportunities, and expected customer base, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements.  These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts.  As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements.  These statements are based on Web.com’s current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, whether the proposed acquisition is ultimately consummated, the ability to integrate Web.com and Network Solutions’ businesses, disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company’s products and services; the risk that the anticipated benefits of the acquisition may not be realized; and other risks that may impact Web.com’s and Network Solutions’ businesses.  Other risk factors are set forth under the caption "Risk Factors" in Web.com’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, as filed with the SEC on August 8, 2011, and Web.com’s Definitive Proxy Statement, as filed September 22, 2011, both of which are available on a website maintained by the SEC at www.sec.gov.  Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	News article “Web.com to save more from Network Solutions buy” dated October 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEB.COM GROUP, INC.
(Registrant)

Date: October 20, 2011	/s/ Matthew P. McClure
Matthew P. McClure, Secretary

INDEX OF EXHIBITS

Exhibit No.	Description
99.1	News article “Web.com to save more from Network Solutions buy” dated October 17, 2011.